UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 1999


                            BARNETT AUTO TRUST 1997-A
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          UNITED  STATES
          OF  AMERICA               333-26675              86-0888083
          -----------               ---------              ----------
          (STATE  OR OTHER         (COMMISSION FILE        (IRS EMPLOYER
          JURISDICTION  OF         NUMBER)                 IDENTIFICATION NO.)
          INCORPORATION


                            BARNETT AUTO TRUST 1997-A
                                  NC1-005-14-02
                              121 WEST TRADE STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (704) 386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM  5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
                  EXHIBITS
                  --------

(C)     EXHIBITS

99     MONTHLY  SERVICERS CERTIFICATE FOR BARNETT BANK, N.A.  BARNETT AUTO TRUST
       1997-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                            BARNETT AUTO TRUST 1997-A
                            -------------------------
                                  (REGISTRANT)



DATED:     DECEMBER  15,  1999              BY:/S/JILL B. STEWART
           -------------------                   ----------------
                                            NAME: JILL B. STEWART
                                            TITLE: SENIOR VICE PRESIDENT
                                            NATIONSBANK,  N.A.
                                            (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICERS  CERTIFICATE  FOR BARNETT BANK, N.A. BARNETT AUTO
            TRUST  1997-A